UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund)

Date of reporting period: May 31, 2020

FORM N-CSR

The information presented in this Form N-CSR relates solely to MainStay Cushing MLP Premier Fund series of the Registrant.

Item 1.	Reports to Stockholders.

MainStay Cushing® MLP Premier Fund

Message from the President and Semiannual Report

Unaudited  |  May 31, 2020

Beginning on January 1, 2021, paper copies of MainStay Fund annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spread of the novel coronavirus and a sharpening decline in global economic activity during the six months ended May 31, 2020.

After gaining ground in late 2019, energy stocks began to dip in January 2020 as the novel coronavirus spread in China, raising concerns that the outbreak could weaken demand from the world’s largest energy consumer. Most broad stock and bond indices followed suit in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more cases in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activities caused global economic activity to slow.

Most stocks and bonds lost significant ground in this challenging environment. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest producers after the United States. The price war, along with the pandemic-related economic slowdown, resulted in a decline in global energy demand coupled with an increase in global supply, driving petroleum prices sharply lower in March 2020, while stocks of energy-related companies fell as well.

With the number of reported COVID-19 cases in the United States continuing to rise, the Federal Reserve twice cut interest rates and announced unlimited quantitative easing. In late

March, the Federal government declared a national emergency; and Congress passed and the President signed a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as to prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels; in April, markets regained some of the ground that they had lost the previous month and commodity prices began to recover in response to easing coronavirus fears and a Russia/Saudi Arabia agreement to cut production. May 2020 saw gradual but steady increases in commodity prices as pandemic-related restrictions began to relax. Stock prices within the energy sector continued to recover as well, though they remained well below pre-COVID-19 levels.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended May 31, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	10/20/2010	–29.43 –25.33%	–35.92 –32.19%	–13.53 –12.54%	–4.05 –3.49%	1.54 1.54%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–29.41 –25.30	–35.89 –32.16	–13.50 –12.52	–12.76 –11.92	1.54 1.54
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	10/20/2010	–26.41 –25.72	–33.40 –32.80	–13.22 –13.22	–4.23 –4.23	2.29 2.29
Class I Shares[3]	No Sales Charge		10/20/2010	–25.21	–32.00	–12.31	–3.24	1.29

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Alerian MLP Index[4]	–24.26%	–34.74%	–12.93%	–2.08%
Alerian U.S. Midstream Energy Index[5]	–24.58	–30.46	–10.98	N/A
S&P 500® Index[6]	–2.10	12.84	9.86	12.71
Morningstar Energy Limited Partnership Category Average[7]	–23.26	–29.80	–12.42	–2.15

4.

Effective March 29, 2019, the Alerian MLP Index is the Fund’s primary benchmark. The Alerian MLP Index is an unmanaged, capped, float-adjusted, capitalization-weighted index and a leading gauge of energy MLPs.

5.

The Alerian U.S. Midstream Energy Index is the Fund’s secondary benchmark. The Alerian U.S. Midstream Energy Index is a broad-based composite of U.S. energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, is comprised of constituents who earn the majority of their cash flow from midstream activities involving energy commodities. The inception date for the Alerian U.S. Midstream Energy Index is June 25, 2018. Data prior to that date reflects the application of the then-current index methodology to each historical rebalancing date to select and weight index constituents.

6.

Prior to March 29, 2019, the S&P 500® Index was the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Energy Limited Partnership Category Average is representative of funds that invest primarily a significant amount of their portfolio in energy master limited partnerships. These include but are not limited to limited partnerships specializing in midstream operations in the energy industry. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cushing MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing MLP Premier Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2019, to May 31, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2019, to May 31, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/19	Ending Account Value (Based on Actual Returns and Expenses) 5/31/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$746.70	$6.90	$1,017.10	$7.97	1.58%

Investor Class Shares	$1,000.00	$747.00	$7.12	$1,016.85	$8.22	1.63%

Class C Shares	$1,000.00	$742.80	$10.33	$1,013.15	$11.93	2.37%

Class I Shares	$1,000.00	$747.90	$5.81	$1,018.35	$6.71	1.33%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 183 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of May 31, 2020(1) (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of May 31, 2020 (excluding short-term investments) (Unaudited)

1.	Plains All American Pipeline, L.P.

2.	Energy Transfer, L.P.

3.	MPLX, L.P.

4.	Enterprise Products Partners, L.P.

5.	Magellan Midstream Partners, L.P.
6.	Williams Companies, Inc.

7.	Kinder Morgan, Inc.

8.	Targa Resources Corporation

9.	TC Energy Corporation

10.	Pembina Pipeline Corporation

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks

8	MainStay Cushing MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, John M. Musgrave and Kevin Gallagher of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing MLP Premier Fund perform relative to its benchmarks and peer group during the six months ended May 31, 2020?

For the six months ended May 31, 2020, Class I shares of MainStay Cushing MLP Premier Fund returned –25.21%, underperforming the –24.26% return of the Fund’s primary benchmark, the Alerian MLP Index. Class I shares also underperformed the –24.58% return of the Alerian U.S. Midstream Energy Index, which is the Fund’s secondary benchmark, and the –23.26% return of the Morningstar Energy Limited Partnership Category Average. The Fund’s former primary benchmark, the S&P 500® Index, returned –2.01% during the same period.1

Were there any changes to the Fund during the reporting period?

Effective January 6, 2020, Kevin Gallagher no longer served as a portfolio manager of the Fund and John M. Musgrave was added as a portfolio manager of the Fund. Jerry Swank continues to serve as a portfolio manager of the Fund. For more information about this change refer to the prospectus supplement dated January 6, 2020.

What factors affected the Fund’s relative performance during the reporting period?

While the first half of the reporting period was largely uneventful, the speed and severity of the declines in energy commodity prices and midstream energy equities during March 2020 were unprecedented. As the COVID-19 pandemic spread, virtually all asset classes saw swift, historic drawdowns with many investors selling indiscriminately for the sake of capital preservation. The energy sector, including midstream energy equities, was not immune.

Midstream management teams took steps to preserve financial flexibility and better endure the prevailing environment. In response to volatility, most midstream companies announced remedial updates, including slashing capital expenditure forecasts, deferring projects, cutting operating costs and, in select cases, voluntarily reducing distributions and dividends. These revisions resulted in several billion dollars of capital savings and even higher free cash flow yields, despite reduced earnings projections. As of May 31, 2020, performance of the Alerian MLP Index rallied by approximately 110% from its March 18, 2020, low. While the Fund participated in the benchmark’s rally, relative performance for the overall reporting period suffered due to weak returns from holdings in midstream companies positioned “closer to the wellhead” (typically gathering and processing companies), as well as companies with higher leverage than their peers.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Investor uncertainty spiked during the reporting period as governments imposed austerity measures to mitigate the advance of the coronavirus pandemic. Further damaging, particularly for energy investors, were the failed talks between OPEC and Russia on a coordinated production cut to support crude oil prices. Saudi Arabia and Russia reacted to the disagreement by showing a willingness to flood the market with crude oil. These two factors combined to create a “perfect storm” across the energy supply chain: a decline in global demand coupled with an increase in global supply. As a result, the Alerian MLP Index declined by –47.2% in March 2020, the worst monthly return by far in the Index’s 24-year history (the Index dropped by –17.17% in its second worst month, September 2008).

We believe price-agnostic, forced selling from midstream-focused, listed closed-end funds further exacerbated midstream equity weakness. These closed-end funds have the ability to operate with up to 50% leverage. During sharp market declines, particularly ones of great magnitude in price, closed-end funds may be forced to quickly reduce leverage, often without regard to price. As a result, many of these funds sustained significant net asset value impairment during the reporting period.

During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?

The Fund’s strongest contributions to performance relative to Alerian MLP Index were companies that either the Fund did not own or subsectors in which the Fund held underweighted exposure versus the Index, such as crude oil & refined products. (Contributions take weightings and total returns into account.) Conversely, the weakest relative contributions to performance came from companies the Fund owned, but were not included in the Index, such as large-cap diversified C-corporations.

Midstream companies positioned “closer to the wellhead,” (typically gathering and processing companies), performed poorly for the quarter, as did companies with higher leverage than their peers. We also believe select companies were among the top holdings of midstream-focused closed-end funds and were thus part of the previously discussed forced- selling activity that occurred during March 2020.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, the top contributors to the Fund’s absolute performance included Hess Midstream, Equitrans Midstream and Antero Midstream Corporation. The Fund initiated a position in Hess Midstream during the March lows, reflecting our belief that the company was well positioned amid market uncertainty with over 95% of its revenues secured by minimum volume commitments. The holding benefited from the overall sector recovery that took place through the end of the reporting period. Equitrans Midstream and Antero Midstream, two northeast natural gas-focused stocks, benefited from an anticipated slowdown in crude oil-focused drilling activity, which was also expected to reduce associated natural gas production (natural gas produced as a byproduct of crude oil production). The Fund added to both positions during the reporting period.

The most substantial detractors from the Fund’s absolute performance during the reporting period included ONEOK, Inc., Plains All American Pipeline, L.P. and Enterprise Products Partners, L.P. all large-cap diversified MLPs that were among the Fund’s largest holdings. All three companies were negatively impacted by broad-based selling in midstream energy equities. ONEOK was further negatively impacted by investor concerns regarding production growth in the Bakken Formation, located beneath parts of Montana, North Dakota, Saskatchewan and Manitoba. All three companies remained among the Fund’s largest holdings as of the end of the reporting period. We believe these companies are well positioned to benefit from their integrated value chains across multiple geographies and products, as well as their ability to withstand slowing activity levels among exploration & production customers.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the period included Equitrans Midstream and Plains All American Pipeline. As mentioned above, we believe Equitrans Midstream is likely to benefit from a strengthened natural gas market resulting from reduced domestic crude oil-focused drilling activity. Additionally, we believe that Equitrans Midstream stands to benefit from the company’s pending merger with EQM Midstream Partners, L.P. (finalized shortly after the end of the reporting period). Plains All American Pipeline was increased to the largest position in the Fund during the reporting period, reflecting our favorable opinion of the company’s risk/return opportunity given its discounted valuation as the largest Permian-focused crude oil pipeline company and its clear path for leverage reduction after its planned May 2020 distribution cut.

The Fund’s largest sales during the same period included its full positions in Western Midstream Partners, L.P. and Genesis Energy, L.P. Western Midstream shares continued to struggle from investor uncertainty following Occidental Petroleum Corporation’s acquisition of Western Midstream’s general partner, Anadarko Petroleum, as well as significantly reduced drilling activity in Western Midstream’s core basins. Genesis Energy shares were negatively impacted by weak fundamentals in several of its core businesses, including soda ash pricing and Gulf of Mexico crude volumes.

How did the Fund’s subsector weightings change during the reporting period?

The Fund’s subsector weightings remained generally stable during the reporting period. Exposure to the natural gas transportation & storage subsector incrementally increased as a result of purchases of shares in Equitrans Midstream. Exposure to the crude oil & refined products subsector incrementally decreased as a result of negative performance and sales, notably of the Fund’s position in Genesis Energy.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2020, while we remain constructive on the midstream sector, the Fund has adopted a more defensive posture to address ongoing concerns regarding the impact of crude oil price volatility. We have significantly reduced the Fund’s exposure to more commodity-sensitive names and companies positioned “closer to the wellhead.” We have also increased the Fund’s exposure to natural gas midstream companies that we consider overly discounted. We believe such companies may benefit from the decline (or flattening) of crude oil production and the reduction of associated gas supply, particularly those whose outlook has structurally improved.

In addition, in light of the commodity downturn, we have positioned the Fund in companies with cash flows that we consider relatively resilient. We have also favored companies with conservative leverage profiles and the ability to cancel capital expenditures projects to enhance financial flexibility (to further delever or conduct stock buybacks).

As of May 31, 2020, the Fund’s most overweight positions relative to the Alerian MLP Index were in Equitrans Midstream, Targa Resources Corporation and Kinder Morgan, Inc. As of the same date, the Fund’s most significantly underweight positions were in Western Midstream, TC Pipelines and Magellan Midstream Partners, L.P.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cushing MLP Premier Fund

Portfolio of Investments May 31, 2020 (Unaudited)

	Shares	Value
Common Stocks 42.1%†
General Partners 1.3%
United States 1.3%
EnLink Midstream LLC	3,343,845	$7,891,474

Large Cap Diversified C Corps 32.8%
Canada 13.6%
Enbridge, Inc.	775,060	25,150,697
Pembina Pipeline Corporation	1,168,780	29,254,563
TC Energy Corporation	652,350	29,362,274
United States 19.2%
Cheniere Energy Inc. (a)	520,000	23,062,000
Kinder Morgan, Inc.	2,086,250	32,962,750
ONEOK, Inc.	791,016	29,022,377
Williams Companies, Inc.	1,643,864	33,584,141

		202,398,802

Natural Gas Gatherers & Processors 6.3%
United States 6.3%
Antero Midstream Corporation	1,990,312	9,513,691
Targa Resources Corporation	1,660,157	29,700,209

		39,213,900

Natural Gas Transportation & Storage 1.7%
United States 1.7%
Equitrans Midstream Corporation	1,263,440	10,221,230

Total Common Stocks (Cost $309,989,554)		259,725,406

MLP Investments and Related Companies 56.9%
Crude Oil & Refined Products 7.8%
United States 7.8%
NuStar Energy, L.P.	425,000	7,382,250
Phillips 66 Partners, L.P.	602,978	26,941,057
Shell Midstream Partners, L.P.	1,023,150	13,802,293

		48,125,600

Large Cap MLP 36.4%
United States 36.4%
Energy Transfer, L.P.	6,185,137	50,470,718
Enterprise Products Partners, L.P.	2,140,233	40,878,450
Magellan Midstream Partners, L.P.	816,440	37,017,390
MPLX, L.P.	2,328,126	44,211,113
Plains All American Pipeline, L.P.	5,380,255	52,188,473

		224,766,144

Natural Gas Gatherers & Processors 4.5%
United States 4.5%
Crestwood Equity Partners, L.P.	913,868	12,986,064
DCP Midstream Partners, L.P.	433,207	4,765,277
Enable Midstream Partners, L.P.	1,329,518	5,530,795
Hess Midstream, L.P.	219,792	4,268,361

		27,550,497

	Shares	Value
Natural Gas Transportation & Storage 4.4%
United States 4.4%
EQM Midstream Partners, L.P.	1,388,540	$27,284,811

YieldCo 3.8%
United States 3.8%
NextEra Energy Partners, L.P.	460,000	23,510,600

Total MLP Investments and Related Companies (Cost $381,563,021)		351,237,652

Short-Term Investments—Investment Companies 1.6%
United States 1.6%
First American Government Obligations Fund—Class X, 0.09% (b)	4,932,945	4,932,945
First American Treasury Obligations Fund—Class X, 0.10% (b)	4,932,945	4,932,945

Total Short-Term Investments—Investment Companies (Cost $9,865,890)		9,865,890

Total Investments (Cost $701,418,465)	100.6%	620,828,948
Other Assets, Less Liabilities	(0.6)	(3,861,671)
Net Assets	100.0%	$616,967,277

†	Calculated as a percentage of net assets applicable to common shareholders.

(a)	Non-income producing security.

(b)	Current yield as of May 31, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments May 31, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of May 31, 2020, for valuing the Fund’s assets.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$259,725,406	$—	$—	$259,725,406
MLP Investments and Related Companies	351,237,652	—	—	351,237,652
Short-Term Investments—Investment Companies	9,865,890	—	—	9,865,890

Total Investments in Securities	$620,828,948	$—	$—	$620,828,948

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of May 31, 2020 (Unaudited)

Assets
Investments, at value (identified cost $701,418,465)	$620,828,949
Receivables:
Fund shares sold	960,520
Dividends and interest	841,159
Prepaid expenses	118,360

Total assets	622,748,988

Liabilities
Payables:
Fund shares redeemed	4,047,184
Manager fees (See Note 3)	548,608
Transfer agent (See Note 3)	390,180
NYLIFE Distributors (See Note 3)	169,682
Distributions payable	128,691
Professional fees	120,778
Dividends payable	93,285
Shareholder communication	63,198
Trustees	8,627
Custodian	1,871
Franchise taxes	182,099
Accrued expenses	27,508

Total liabilities	5,781,711

Net assets	$616,967,277

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$99,003
Additional paid-in capital	1,314,495,629

1,314,594,632
Total distributable earnings (loss), net of income taxes	(697,627,355)

Net assets	$616,967,277

Class A
Net assets applicable to outstanding shares	$177,100,827

Shares of beneficial interest outstanding	27,902,430

Net asset value per share outstanding	$6.35
Maximum sales charge (5.50% of offering price)	0.37

Maximum offering price per share outstanding	$6.72

Investor Class
Net assets applicable to outstanding shares	$1,950,290

Shares of beneficial interest outstanding	306,702

Net asset value per share outstanding	$6.36
Maximum sales charge (5.50% of offering price)	0.37

Maximum offering price per share outstanding	$6.73

Class C
Net assets applicable to outstanding shares	$165,573,679

Shares of beneficial interest outstanding	29,500,166

Net asset value per share outstanding	$5.61

Class I
Net assets applicable to outstanding shares	$272,342,481

Shares of beneficial interest outstanding	41,293,796

Net asset value per share outstanding	$6.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended May 31, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $24,627,721) (a)	$7,971,099
Interest	78,090

Total income	8,049,189

Expenses
Manager (See Note 3)	4,329,264
Distribution/Service—Class A (See Note 3)	253,895
Distribution/Service—Investor Class (See Note 3)	2,541
Distribution/Service—Class C (See Note 3)	1,045,084
Transfer agent (See Note 3)	633,972
Professional fees	117,154
Shareholder communication	104,764
Franchise tax	76,971
Registration	64,160
Trustees	14,345
Custodian	7,317
Insurance	6,810
Miscellaneous	20,601

Net expenses	6,676,878

Net investment income (loss)	1,372,311

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments, before income taxes	(70,664,365)
Foreign currency transactions	(6,504)

Net realized gain (loss) on investments and foreign currency transactions	(70,670,869)

Net change in unrealized appreciation (depreciation) on investments before income taxes	(190,738,642)

Net realized and unrealized gain (loss) on investments	(261,409,511)

Net increase (decrease) in net assets resulting from operations	$(260,037,200)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $398,756.

14	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

	Six months ended May 31, 2020 (Unaudited)	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,372,311	$(12,289,653)
Net realized gain (loss) on investments and foreign currency transactions	(70,670,869)	(19,728,088)
Net change in unrealized appreciation (depreciation) on investments	(190,738,642)	(38,134,671)

Net increase (decrease) in net assets resulting from operations	(260,037,200)	(70,152,412)

Distributions to shareholders from return of capital:
Class A	(12,253,451)	(24,758,011)
Investor Class	(124,857)	(236,575)
Class C	(13,827,782)	(35,368,999)
Class I	(21,039,474)	(49,829,343)

Total distributions to shareholders	(47,245,564)	(110,192,928)

Capital share transactions:
Net proceeds from sale of shares	264,604,185	388,297,290
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	46,457,820	108,574,026
Cost of shares redeemed	(372,256,997)	(672,939,921)

Increase (decrease) in net assets derived from capital share transactions	(61,194,992)	(176,068,605)

Net increase (decrease) in net assets	(368,477,756)	(356,413,945)

Net Assets
Beginning of period	985,445,033	1,341,858,978

End of period	$616,967,277	$985,445,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2020		Year ended November 30,

Class A	(Unaudited)		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.09		$10.64	$11.71	$14.09	$14.47	$22.15

Net investment income (loss) (a)	0.02		(0.09)	(0.08)	(0.17)	(0.16)	0.03

Net realized and unrealized gain (loss) on investments	(2.31)		(0.52)	0.35	(0.87)	1.23	(6.37)

Total from investment operations	(2.29)		(0.61)	0.27	(1.04)	1.07	(6.34)

Less distributions:

From return of capital	(0.45)		(0.94)	(1.34)	(1.34)	(1.45)	(1.34)

Net asset value at end of period	$6.35		$9.09	$10.64	$11.71	$14.09	$14.47

Total investment return (b)	(25.33%)		(6.40%)	1.90%	(8.19%)	8.75%	(29.92%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	0.48	% ††	(0.92%)	(0.67%)	(1.21%)	(1.21%)	8.32	% (d)

Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	0.50	% ††	(0.90%)	(0.66%)	(1.20%)	(1.22%)	(0.24	%)(d)

Net expenses (including net deferred income tax (benefit) expense) (c)(e)(f)	1.60	% ††	1.54%	1.51%	1.51%	1.52%	(7.07	%)(d)

Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (c)(e)(f)	1.60	% ††	1.54%	1.51%	1.51%	1.52%	(7.07	%)(d)

Portfolio turnover rate	14%		50%	50%	29%	52%	32%

Net assets at end of period (in 000’s)	$177,101		$249,399	$278,507	$264,449	$360,473	$317,903

††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not anualized.
(c)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2019 to May 31, 2020, the Fund accrued $76,971 in franchise tax benefit, of which $20,213 is attributable to Class A.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(48,618) is attributable to Class A.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(22,756) is attributable to Class A.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(29,083) is attributable to Class A.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,819 is attributable to Class A.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(128,449) is attributable to Class A.
(d)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $39,834,200 is attributable to Class A.
(e)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.58%, 1.53%, 1.50%, 1.50%, 1.53% and 1.49% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.58%, 1.53%, 1.50%, 1.50%, 1.53% and 1.49% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2020		Year ended November 30,

Investor Class	(Unaudited)		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.10		$10.65	$11.71	$14.09	$14.47	$22.15

Net investment income (loss) (a)	0.02		(0.09)	(0.08)	(0.17)	(0.15)	(0.00	)‡

Net realized and unrealized gain (loss) on investments	(2.31)		(0.52)	0.36	(0.87)	1.22	(6.34)

Total from investment operations	(2.29)		(0.61)	0.28	(1.04)	1.07	(6.34)

Less distributions:

From return of capital	(0.45)		(0.94)	(1.34)	(1.34)	(1.45)	(1.34)

Net asset value at end of period	$6.36		$9.10	$10.65	$11.71	$14.09	$14.47

Total investment return (b)	(25.30%)		(6.04%)	1.99%	(8.19%)	8.75%	(29.91	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense)) (d)	0.43	% ††	(0.92%)	(0.71%)	(1.22%)	(1.16%)	8.17	% (e)

Net investment income (loss) (excluding net deferred income tax benefit (expense)) (d)	0.45	% ††	(0.91%)	(0.70%)	(1.21%)	(1.16%)	(0.38	%)(e)

Net expenses (including net deferred income tax (benefit) expense) (d)(f)(g)	1.65	% ††	1.54%	1.53%	1.53%	1.55%	(7.05	%)(e)

Expenses (before waiver, including net deferred income tax (benefit) expense) (d)(f)(g)	1.65	% ††	1.54%	1.53%	1.53%	1.55%	(7.05	%)(e)

Portfolio turnover rate	14%		50%	50%	29%	52%	32%

Net assets at end of period (in 000’s)	$1,950		$2,446	$2,575	$2,616	$3,157	$2,631

‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2019 to May 31, 2020, The Fund accrued $76,971 in franchise tax benefit, of which $203 is attributable to Investor Class.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(466) is attributable to Investor Class.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(218) is attributable to Investor Class.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(333) is attributable to Investor Class.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $50 is attributable to Investor Class.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(830) is attributable to Investor Class.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $202,049 is attributable to Investor Class.
(f)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 1.63%, 1.53%, 1.52%, 1.52%, 1.55% and 1.50% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 1.63%, 1.53%, 1.52%, 1.52%, 1.55% and 1.50% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(g)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2020		Year ended November 30,

Class C	(Unaudited)		2019	2018	2017	2016	2015

Net asset value at beginning of period	$8.14		$9.69	$10.86	$13.26	$13.81	$21.36

Net investment income (loss) (a)	(0.01)		(0.15)	(0.16)	(0.25)	(0.24)	(0.12)

Net realized and unrealized gain (loss) on investments	(2.07)		(0.46)	0.33	(0.81)	1.14	(6.09)

Total from investment operations	(2.08)		(0.61)	0.17	(1.06)	0.90	(6.21)

Less distributions:

From return of capital	(0.45)		(0.94)	(1.34)	(1.34)	(1.45)	(1.34)

Net asset value at end of period	$5.61		$8.14	$9.69	$10.86	$13.26	$13.81

Total investment return (b)	(25.72%)		(7.06%)	1.09%	(8.88%)	7.89%	(30.43%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	(0.35	%)††	(1.65%)	(1.45%)	(1.99%)	(1.95%)	7.56	% (d)

Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	(0.33	%)††	(1.65%)	(1.44%)	(1.98%)	(1.95%)	(1.00	%)(d)

Net expenses (including net deferred income tax (benefit) expense) (c)(e)(f)	2.39	% ††	2.29%	2.28%	2.28%	2.30%	(6.32	%)(d)

Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (c)(e)(f)	2.39	% ††	2.29%	2.28%	2.28%	2.30%	(6.32	%)(d)

Portfolio turnover rate	14%		50%	50%	29%	52%	32%

Net assets at end of period (in 000’s)	$165,574		$272,423	$397,557	$445,524	$538,336	$553,892

††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2019 to May 31, 2020, the Fund accrued $76,971 in franchise tax benefit, of which $20,441 is attributable to Class C.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(60,864) is attributable to Class C.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(34,832) is attributable to Class C.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(50,302) is attributable to Class C.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,231 is attributable to Class C.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(220,745) is attributable to Class C.
(d)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $66,219,265 is attributable to Class C.
(e)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.37%, 2.28%, 2.27%, 2.27%, 2.30% and 2.24% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.37%, 2.28%, 2.27%, 2.27%, 2.30% and 2.24% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2020		Year ended November 30,

Class I	(Unaudited)		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.41		$10.95	$11.99	$14.36	$14.69	$22.40

Net investment income (loss) (a)	0.03		(0.07)	(0.05)	(0.14)	(0.12)	0.07

Net realized and unrealized gain (loss) on investments	(2.39)		(0.53)	0.35	(0.89)	1.24	(6.44)

Total from investment operations	(2.36)		(0.60)	0.30	(1.03)	1.12	(6.37)

Less distributions:

From return of capital	(0.45)		(0.94)	(1.34)	(1.34)	(1.45)	(1.34)

Net asset value at end of period	$6.60		$9.41	$10.95	$11.99	$14.36	$14.69

Total investment return (b)	(25.21%)		(6.12%)	2.12%	(7.95%)	8.97%	(29.71%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	0.67	% ††	(0.65%)	(0.41%)	(1.01%)	(0.93%)	8.53	% (d)

Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	0.69	% ††	(0.63%)	(0.40%)	(1.00%)	(0.93%)	(0.02	%)(d)

Net expenses (including net deferred income tax (benefit) expense) (c)(e)(f)	1.35	% ††	1.29%	1.26%	1.26%	1.28%	(7.31	%)(d)

Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (c)(e)(f)	1.35	% ††	1.29%	1.26%	1.26%	1.28%	(7.31	%)(d)

Portfolio turnover rate	14%		50%	50%	29%	52%	32%

Net assets at end of period (in 000’s)	$272,342		$461,177	$663,220	$536,749	$481,819	$449,755

††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2019 to May 31, 2020, the Fund accrued $76,971 in franchise tax benefit, of which $36,114 is attributable to Class I.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(99,116) is attributable to Class I.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expenses, of which $(50,008) is attributable to Class I.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(51,403) is attributable to Class I.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,781 is attributable to Class I.
For the year ended November 30, 2015, the Fund accrued $(517,762) in franchise tax expense, of which $(167,738) is attributable to Class I.
(d)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $48,551,905 is attributable to Class I.
(e)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.33%, 1.27%, 1.25%, 1.25%, 1.28% and 1.24% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.33%, 1.27%, 1.25%, 1.25%, 1.28% and 1.24% for the period from December 1, 2019 to May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(f)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cushing MLP Premier Fund (the “Fund”), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Cushing® MLP Premier Fund (the “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of the Predecessor Fund prior to its reorganization on July 11, 2014. Upon the completion of the reorganization, Class A, Class C and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund.

The Fund currently has five classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on October 20, 2010. Investor Class shares commenced operations on July 11, 2014. Class R6 shares were registered for sale effective as of March 31, 2017. As of May 31, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use

20	MainStay Cushing MLP Premier Fund

of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of May 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Comparable bonds

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended May 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of May 31, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities, rights, and exchange-traded funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

21

Notes to Financial Statements (Unaudited) (continued)

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of May 31, 2020, and can change at any time. Illiquid investments as of May 31, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund is taxed as a C-corporation and is subject to federal and state income tax on its taxable income. As of May 31, 2020, the federal income tax rate in effect for a corporation is 21%.

The Fund invests a majority of its assets in the equity securities of master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund includes its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A deferred income tax liability balance will be accrued at the effective federal corporate income tax rate at 21% plus an estimated state and local income tax rate for any future tax liability associated capital appreciation of MLP investments and distributions received on MLP investments considered to be a return of capital as well as for any net operating income or gains. A deferred income tax asset balance may also be accrued, which reflects an estimate of future tax benefits associated with net operating losses and/or unrealized losses. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of any deferred income tax asset will not be realized. The factors considered in assessing whether a valuation allowance is recognized include the nature, frequency and magnitude of current and cumulative losses, the duration of the statutory carryforward periods as well as the associated risks that operating and capital loss carryforwards may expire unused. As new information becomes available, the Fund may periodically modify its estimates and assumptions regarding its deferred income tax liability or deferred income tax asset balances.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Manager has concluded that provisions for federal, state and local income tax are required to be included in the financial

22	MainStay Cushing MLP Premier Fund

statements for the Fund which is taxed as a corporation and is subject to federal and state income tax on its taxable income. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service (“IRS”) and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay distributions, if any, at least monthly. On a book basis, all realized capital gains net of applicable taxes will be retained by the Fund. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s IRS Form 1065, Schedule K-1, received from each MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from the Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. The Fund estimates approximately 100% of the distributions received from Energy Trusts and MLPs to be from return of capital. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the Fund’s fiscal year end.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statements of Operations. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities. There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or

23

Notes to Financial Statements (Unaudited) (continued)

exercise of each right or warrant is completed. As of May 31, 2020, the Fund did not hold any warrants.

(I)  Concentration of Risk.  Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund’s that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser and a wholly-owned investment advisory subsidiary of Swank Capital, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management LP, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Effective November 1, 2019, New York Life Investments has also contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until March 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended May 31, 2020, New York Life Investments earned fees from the Fund, waived its fees and/or reimbursed expenses and paid the Subadvisor as follows:

Fees Earned	Fees Waived/ Reimbursed	Subadvisor Payments
$4,329,264	$—	$2,164,632

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, Fund Services is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the

24	MainStay Cushing MLP Premier Fund

average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended May 31, 2020, was as follows:

Class A	$25,792
Investor Class	735

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares, during the six-month period ended May 31, 2020, as follows:

Class A	$140,774
Class C	18,355

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund’s share classes during the six-month period ended May 31, 2020, were as follows:

Class A	$151,214
Investor Class	1,976
Class C	203,115
Class I	277,667

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of May 31, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$650,133,924	$67,863,041	$(97,168,016)	$(29,304,975)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets as of May 31, 2020, are as follows:

Deferred tax assets
Federal net operating loss carryforward	$27,142,526
State net operating loss carryforward	3,250,762
Capital loss carryforward	122,237,735
Depreciation on investments	6,475,965
Total deferred tax assets	159,106,988
Net deferred tax asset (liability) before valuation allowance Less: valuation allowance	159,106,988
Total net deferred tax asset (liability)	$—

The Fund periodically reviews the recoverability of its deferred tax asset, if any, based on the weight of available evidence. When assessing the recoverability of the Fund’s deferred tax asset, significant weight is given to the effects of potential future realized and unrealized gains on investments, and the period over which this deferred tax asset can be realized. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. The Fund will continue to assess the need to record a valuation allowance in the future. If the valuation allowance is required to be increased or decreased in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recovered.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio and to estimate its associated deferred tax benefit (liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit (liability).

The Fund’s net operating loss carryforward and capital loss carryforward are available to offset its future taxable income. For C-corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses of C-corporations may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2020. Net operating losses of C-corporations prior to The Tax Cuts and Jobs Act of 2017 can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2034. Any net operating losses arising in tax years ending after December 31, 2017 will have an indefinite carryforward period. Further, as the Fund is a fiscal year taxpayer, the 80% limitation on the use of Federal net operating losses will begin to apply for Federal net operating losses created in the tax year ended November 30, 2021. The Fund has state net operating losses with various expiration dates. The Fund has the

25

Notes to Financial Statements (Unaudited) (continued)

following net operating loss carryover and capital loss carryover amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration

November 30, 2015	$51,501,327	November 30, 2035

November 30, 2016	21,362,379	November 30, 2036

November 30, 2017	56,386,418	November 30, 2037

November 30, 2018	—	Indefinite
November 30, 2019	—	Indefinite
November 30, 2020	—	Indefinite

Total	$129,250,124

Fiscal Year Ended Capital Loss	Amount	Expiration

November 30, 2015	$61,574,275	November 30, 2020
November 30, 2016	308,877,920	November 30, 2021
November 30, 2017	—	November 30, 2022
November 30, 2018	—	November 30, 2023
November 30, 2019	44,149,636	November 30, 2024
November 30, 2020	105,224,862	November 30, 2025

Total	$519,826,693

The Fund’s total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes as of May 31, 2020, as follows:

Income tax provision (benefit) at the federal statutory rate of 21%	$(54,607,811)

State income tax (benefit), net of federal benefit	(6,540,180)

Permanent differences, net	(41,617)

Change in valuation allowance from current activity	61,189,608

Total tax expense (benefit)	$—

The tax character of distributions paid by the Fund during the year ended November 30, 2019 shown in the Statements of Changes in Net Assets was as follows:

Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total

$—	$110,192,928	$110,192,928

Note 5–Custodian

U.S. Bank, N.A. is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended May 31, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended May 31, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended May 31, 2020, purchases and sales of securities, other than short-term securities, were as follows:

Purchases	Sales

$107,671	$185,292

26	MainStay Cushing MLP Premier Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended May 31, 2020
Shares sold	8,374,458	$53,918,970
Shares issued to shareholders in reinvestment of dividends and distributions	1,772,581	11,856,825
Shares redeemed	(9,672,418)	(63,732,319)

Net increase (decrease) in shares before conversion	474,621	2,043,476
Shares converted into Class A (See Note 1)	5,130	31,573
Shares converted from Class A (See Note 1)	(6,723)	(35,470)

Net increase (decrease)	473,028	$2,039,579

Year ended November 30, 2019:
Shares sold	7,652,582	$78,413,358
Shares issued to shareholders in reinvestment of dividends and distributions	2,353,093	24,033,531
Shares redeemed	(8,729,685)	(89,730,426)

Net increase (decrease) in shares before conversion	1,275,990	12,716,463
Shares converted into Class A (See Note 1)	22,229	237,093
Shares converted from Class A (See Note 1)	(48,158)	(463,959)

Net increase (decrease)	1,250,061	$12,489,597

Investor Class	Shares	Amount

Six-month period ended May 31, 2020
Shares sold	49,331	$338,537
Shares issued to shareholders in reinvestment of dividends and distributions	16,995	114,030
Shares redeemed	(30,245)	(239,475)

Net increase (decrease) in shares before conversion	36,081	213,092
Shares converted into Investor Class (See Note 1)	6,881	36,859
Shares converted from Investor Class (See Note 1)	(5,021)	(30,807)

Net increase (decrease)	37,941	$219,144

Year ended November 30, 2019:
Shares sold	56,998	$601,099
Shares issued to shareholders in reinvestment of dividends and distributions	21,789	222,935
Shares redeemed	(47,020)	(497,020)

Net increase (decrease) in shares before conversion	31,767	327,014
Shares converted into Investor Class (See Note 1)	11,535	122,267
Shares converted from Investor Class (See Note 1)	(16,321)	(172,063)

Net increase (decrease)	26,981	$277,218

Class C	Shares	Amount

Six-month period ended May 31, 2020
Shares sold	2,476,789	$18,221,488
Shares issued to shareholders in reinvestment of dividends and distributions	2,244,755	13,496,907
Shares redeemed	(8,659,076)	(57,478,592)

Net increase (decrease) in shares before conversion	(3,937,532)	(25,760,197)
Shares converted from Class C (See Note 1)	(33,010)	(220,462)

Net increase (decrease)	(3,970,542)	$(25,980,659)

Year ended November 30, 2019:
Shares sold	4,150,662	$39,192,690
Shares issued to shareholders in reinvestment of dividends and distributions	3,740,780	34,605,668
Shares redeemed	(15,429,596)	(141,871,347)

Net increase (decrease) in shares before conversion	(7,538,154)	(68,072,989)
Shares converted from Class C (See Note 1)	(21,231)	(211,187)

Net increase (decrease)	(7,559,385)	$(68,284,176)

Class I	Shares	Amount

Six-month period ended May 31, 2020
Shares sold	24,790,115	$192,125,190
Shares issued to shareholders in reinvestment of dividends and distributions	2,963,351	20,990,058
Shares redeemed	(35,488,115)	(250,806,611)

Net increase (decrease) in shares before conversion	(7,734,649)	(37,691,363)
Shares converted into Class I (See Note 1)	27,996	218,307

Net increase (decrease)	(7,706,653)	$(37,473,056)

Year ended November 30, 2019:
Shares sold	25,464,638	$270,090,143
Shares issued to shareholders in reinvestment of dividends and distributions	4,703,301	49,711,892
Shares redeemed	(41,767,287)	(440,841,128)

Net increase (decrease) in shares before conversion	(11,599,348)	(121,039,093)
Shares converted into Class I (See Note 1)	48,293	487,849

Net increase (decrease)	(11,551,055)	$(120,551,244)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of May 31, 2020. The Manager is evaluating the implications of certain other provisions of

27

Notes to Financial Statements (Unaudited) (continued)

ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any. In March 2020, the FASB issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended May 31, 2020, events and transactions subsequent to May 31, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

On June 30, 2020, the Fund declared a distribution payable of $0.0750 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on June 29, 2020, which were payable on June 30, 2020.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

28	MainStay Cushing MLP Premier Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Cushing MLP Premier Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Cushing in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Cushing that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Cushing in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Cushing personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cushing; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Cushing. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Cushing. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Cushing

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Cushing, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Cushing and ongoing analysis of, and interactions with, Cushing with respect to, among other things, the Fund’s investment performance and risks as well as Cushing’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Cushing provides to the Fund. The Board evaluated Cushing’s experience in serving as subadvisor to the Fund and advising other portfolios and Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing, and New York Life Investments’ and Cushing’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Cushing believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cushing. The Board reviewed Cushing’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Cushing as well as discussions between the

30	MainStay Cushing MLP Premier Fund

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cushing

The Board considered information provided by New York Life Investments and Cushing with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Fund. The Board considered that Cushing’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Cushing and acknowledged that New York Life Investments and Cushing must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Cushing to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the

MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Cushing and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Cushing and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Cushing, the Board considered that any profits realized by Cushing due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Cushing, acknowledging that any such profits are based on the subadvisory fee paid to Cushing by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Cushing is paid by New York Life Investments, not the Fund. The Board also considered the

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay Cushing MLP Premier Fund

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds’ most recent Form N-PX is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

Each Cushing Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Part F of Form N-PORT is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay Cushing MLP Premier Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1740752 MS129-20	MSCU10-07/20 (NYLIM) NL258

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a

date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	August 5, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	August 5, 2020

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.